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                                                             EXHIBIT 10(eee)

                         SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT, dated as of March   4  , 1999, is
                                                                -----
entered into by and between COMPUTERIZED THERMAL IMAGING, INC., a Nevada corporation, with headquarters located at 476 Heritage Park Boulevard, Suite 210, Layton, UT 84041 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

                                 W I T N E S S E T H:

          WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation
                       ----- ----
D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

          WHEREAS, the Buyer wishes to purchase from the Company and the Company desires to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, shares of the Common Stock, par value $.001 per share (the "Common Stock"), of the Company for an aggregate purchase price of not less than $1,500,000 and not more than $7,000,000, with the purchase price for each share to be determined as provided below (the shares actually purchased or to be purchased pursuant to this Agreement being referred to herein as the "Purchased Shares"); and

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  AGREEMENT TO PURCHASE; PURCHASE PRICE.

          a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, in one or more tranches (each, a "Tranche"), as hereinafter provided, the Purchased Shares. The purchase price for each Tranche (the "Purchase Price") shall be determined in accordance with the provisions set forth below, except that the Purchase Price for the first Tranche (the "Initial Tranche" or the "Initial Securities") for all Buyers shall aggregate $1,500,000, with the portion thereof subscribed for the Buyer being specified on the Buyer's signature page hereto. The fraction of which the numerator is the Buyer's share of the Initial Tranche and the denominator is $1,500,000 is referred to as the

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"Buyer's Allocable Share."  The aggregate Purchase Price for all Buyers of the
Initial Tranche and each subsequent Tranche (each, an "Additional Tranche") shall not exceed the aggregate amount of $7,000,000. The Purchase Price for each Tranche shall be payable in United States Dollars.

          (ii) As used herein, the term "Initial Closing Date" means the date of the closing of the purchase and sale of the Initial Tranche, which date shall be a date specified on at least ten (10) business days' written notice from the Company to the Buyer, which notice shall also certify that the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below) has been declared effective by the SEC..

          (iii) As used herein, the term "Additional Closing Date" means the date of the closing of the purchase and sale of the relevant Additional Tranche, as provided herein.

          (iv) As used herein, the term "Closing Date" means the relevant Initial Closing Date or Additional Closing Date, as the case may be.

          (v) As used herein, the term "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities.

          (vi) As used herein, the term "Current Price of the Common Stock" means the lowest sale price of the Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market, (x) with respect to the Initial Tranche, during the ten (10) trading days prior to the Initial Closing Date and (y) with respect to each Additional Tranche, during the period commencing on the relevant Tranche Notice Date (as defined below) or, if such day is not a trading day, the next trading day and continuing through and including the trading day immediately before the relevant Additional Closing Date.

          (vii) As used herein, the term "Securities" means all of or part of the Purchased Shares and the Supplemental Shares (as defined below), as the context may require.

          b.     Form of Payment; Delivery of Certificates.

          (i) The Buyer shall pay the Purchase Price for the relevant Purchased Shares by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex I (the "Joint Escrow Instructions") on the date prior to the relevant Closing Date.

          (ii) No later than the relevant Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the relevant Purchase Price, the Company shall deliver one or more certificates representing the relevant Purchased Shares, each duly executed on behalf of the Company and issued in the name of the Buyer (collectively, "Certificates"), to the Escrow Agent.

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          (iii)  By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          c. Method of Payment. Payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

                 Bank of New York
                 350 Fifth Avenue
                 New York, New York 10001

                 ABA# 021000018
                 For credit to the account of Krieger & Prager, Esqs.
                 Account No.: [To be provided to the Buyer by Krieger & Prager]
                 Re:  Computerized Thermal Imaging Transaction

          d. Escrow Property. The Purchase Price installments and the Certificates delivered to the Escrow Agent as contemplated by this Sections 1 are referred to as the "Escrow Property."

          2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          a. Without limiting Buyer's right to sell the Securities (sometimes referred to as the "Shares") pursuant to the Registration Statement, the Buyer is purchasing the Securities for its own account, for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

          b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

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          c.     All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

          d. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. The Buyer represents and warrants that the address of its principal place of business is as set forth on the Buyer's signature page of this Agreement.

          e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities and the offer of the Shares which have been requested by the Buyer, including Annex IV hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1998, and (2) Registration Statement on Form SB-2, filed on January 8, 1999 (the "Company's SEC Documents").

          f. The Buyer understands that its investment in the Securities involves a high degree of risk.

          g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

          h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          3.     COMPANY REPRESENTATIONS, ETC.

          The Company represents and warrants to the Buyer that, except as provided in Annex IV hereto:

          a.     Concerning the Shares.   There are no preemptive rights of any
stockholder of the Company, as such, to acquire the Shares.

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          b.     Reporting Company Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/Bulletin Board Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

          c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the sale of the maximum number of Purchased Shares and Supplemental Shares (assuming, for such purposes, the assumptions contemplated by Section 4(h)(x) and (y) hereof as of the date hereof). The Purchased Shares and the Supplemental Shares have been duly authorized and, when issued upon or in connection with the closing of a Tranche, each as provided herein, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

          d. Securities Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex III (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

          e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except

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such conflict, breach or default which would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated herein.

          f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or that are contemplated by this Agreement to be obtained on a date after the date hereof.

          g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except for certain filings required to be filed by persons subject and pursuant to Section 16 of the 1934 Act, the Company has since January 1, 1998 timely filed all requisite forms, reports and exhibits thereto with the SEC.

          h. Absence of Certain Changes. Since January 1, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Company's SEC Documents. Since January 1, 1998, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

          i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations

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pursuant to this Agreement or any of the agreements contemplated hereby
(collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

          j. Absence of Litigation. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

          k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

          l. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since January 1, 1998, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole. Except for the transactions contemplated by the Transaction Agreements, no event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.
There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

          m. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

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          n.     No Integrated Offering.  Neither the Company nor any of its
affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since July 1, 1998, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

          o. Dilution. The number of Shares issuable pursuant to the terms of the Transaction Agreements may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the consummation of particular transactions or the exercise of certain rights. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Purchased Shares and the Supplemental Shares on or in connection with each Closing Date as provided herein is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

          4.     CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          a. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

          b. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed by the Company with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ/Bulletin Board Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ/Bulletin Board Market.

          c.     Use of Proceeds.    The Company shall use the proceeds from the
sale of the Securities (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Securities) for internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any of its affiliates, or to repay any debt to any of its affiliates.

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          d.     Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party on any date which is prior to the later of (A) sixty (60) days after the Effective Date or (B) thirty (30) days after the last Additional Closing Date. The foregoing provision shall not restrict the Company from issuing shares of Common Stock upon the exercise of certain warrants or other options for the purchase of up to approximately 3,671,590 shares, which warrants or options are outstanding as of the date hereof.

         e. Future Purchases. (i) The Buyer hereby unconditionally and irrevocably agrees to purchase from the Company, Additional Tranches of Purchased Shares on and subject to the terms and conditions provided in Section 1 and this Section 4(e).

          (ii) Commencing two (2) months after the Initial Closing Date, at any time (but, unless otherwise consented to by Buyer, not more than once in any one calendar month and not prior to five (5) business days after the immediately preceding Closing Date), the Company may give a notice (a "Tranche Notice") to the Buyer, with a copy to the Escrow Agent. The date the Tranche Notice is given to the Buyers is referred to as the "Tranche Notice Date." The Tranche Notice shall specify (x) the amount of the Purchase Price to be provided by all Buyers (which amount shall be $500,000 in any given Tranche Notice) and the Buyer's Allocable Share thereof and (y) the date of the Additional Closing Date for such Tranche, which Additional Closing Date shall not be earlier than ten
(10) business days after the Tranche Notice Date.

          (ii) The number of shares of Purchased Shares to be issued at the Additional Closing Date (the "Additional Purchased Shares") shall be as provided in Section 4(f) hereof. The Additional Purchased Shares shall be allocated among the Buyers based on their relative Buyer's Allocable Shares.

          (iii) Except to the extent specifically contemplated by the provisions of this Section 4(h), the closing of each Additional Tranche shall be conducted upon the same terms and conditions as those applicable to the closing held on the Initial Closing Date.

          (iv) If, for any reason, a Buyer does not purchase the Additional Purchased Shares allocable to such Buyer on the Additional Closing Date as provided above, each of the other Buyers shall have the option to purchase the Additional Purchased Shares (and if there be more than one such Buyer elected to exercise such option, pro rata among them based on their relative Buyer's Allocable Shares) not then being purchased by such Buyer. The Buyer not purchasing the Additional Purchased Shares shall not have the right to purchase any other Additional Purchased Shares.

          (v) It shall be a condition to the Buyer's obligation to purchase the Additional Purchased Shares that, as of the Additional Closing Date, (A) the Current Price of the Common Stock, as adjusted to reflect any stock splits, reverse stock splits or stock dividends effected or declared after the Initial Closing Date, be seventy-five cents ($0.75) or more, and (B) the average daily trading volume for the twenty (20) consecutive trading days ending the day before the Additional Closing Date be two hundred thousand (200,000) or more shares.

          (vi) On the relevant Additional Closing Date, (A) the Registration Statement required to be filed under the Registration Rights Agreement shall continue to be effective and shall cover at least (x) all Registrable Securities for Purchased Shares and all related Supplemental Shares issued prior to such Additional Closing plus (y) a number of shares equal to one hundred fifty percent (150%) of the Purchased Shares to be issued in connection with the transaction being consummated such Additional Closing Date, and (B) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects (and the Company's issuance of the relevant Additional Purchased Shares shall constitute the Company's making each such representation and warranty as of such date) and there shall have been no material adverse changes (financial or otherwise) in the business, operations or conditions (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole from the Initial Closing Date through and including the relevant Additional Closing Date (and the Company's issuance of the relevant Additional Purchased Shares shall constitute the Company's making such representation and warranty as of such date).

          (vii) The Buyer's obligations under this Section 4(e) shall terminate if the Company's available shares does not satisfy the provisions of Section 4(h) hereof at any time.

          f. Number of Purchased Shares. At each Closing Date, the number of Purchased Shares to be issued to the Buyer shall be equal to (i) the relevant Purchase Price, divided by (ii) the Current Price of the Common Stock as of such Closing Date, multiplied by the Applicable Percentage. The "Applicable Percentage" is (x) for the Initial Closing Date, eighty-two and one-half percent (82.5%) and (y) for each Additional Closing Date, eighty-five percent (85%).

          g. Supplemental Shares. (i) The Company agrees to issue to the Buyer no later than the thirtieth trading day after each Closing Date supplemental shares ("Supplemental Shares") equal in number to (x) the product of (I) the Purchased Shares of the relevant Closing Date (equitably adjusted for any stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock subsequent to such Closing Date; an "Equitable Adjustment"), multiplied by (II) the excess of ninety-five percent of the Current Price of the Common Stock applicable to that Closing Date (subject to Equitable Adjustment) over the Market Price of the Common Stock, divided by (y) the Market Price of the Common Stock.

          (ii) For the purposes of this Section 4, the term "Market Price of the Common Stock" shall be the average of the lowest sale price of a share of Common Stock, as reported by Bloomberg, LP, for any five (5) trading days during the Effective Period (as defined below), as such dates are selected by the Buyer.

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

          (iii) Anything in any other provision of this Agreement, including the preceding provisions of this Section 4, to the contrary notwithstanding, the Company will be obligated to issue Supplemental Shares if, and only if, the Market Price of the Common Stock is less than the Base Price at any trading day during the period (the "Effective Period") beginning on the first trading day after the relevant Closing Date and continuing through and including the twentieth trading day after such Closing Date.

          h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable (i) for the remaining maximum Additional Purchased Shares and (ii) the maximum Supplemental Shares which would be issued in conjunction with the purchase and sale of the maximum Additional Purchased Shares. The Company shall make such determination on the first trading day of each calendar month. In making the foregoing calculations, the Company shall assume that (x) the Current Price of the Common Stock at the next Closing Date will be equal to seventy-five percent (75%) of the Current Price of the Common Stock as of the last trading day of the preceding calendar month and (y) the Market Price of the Common Stock will be equal to fifty percent (50%) of such assumed Current Price of the Common Stock. The Company will promptly notify the Buyer if at any time the terms of this Section 4(h) will not be satisfied.

          5.     TRANSFER AGENT INSTRUCTIONS.

          a. The Company will take all steps necessary or appropriate to ensure that the Company will not issue any instruction to the Subsidary's transfer agent restricting the transfer of the Securities after the Effective Date and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall take all steps necessary or appropriate to ensure that the Company shall permit the transfer of the Securities and promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

          b. The Company will take all steps necessary or appropriate to ensure that the Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative. The Company will cause the Company to provide the Buyer with a copy of the authorization so given to the transfer agent.

          6.     CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The Buyer understands that the Company's obligation to sell the Securities to the Buyer pursuant to this Agreement on each Closing Date is conditioned upon:

          a.  The execution and delivery of this Agreement by the Buyer;

          b. Delivery by the Buyer to the Escrow Agent of good funds in the amount of the relevant Purchase Price;

          c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

          d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

          7.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

          The Company understands that the Buyer's obligation to purchase the Securities on each Closing Date is conditioned upon:

          a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

          b. Delivery by the Company of the relevant Certificates in accordance with this Agreement;

          c. The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

          d. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

          e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex II attached hereto;

          f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

          g. From and after the date hereof to and including the Closing Date, the trading of the Common Stock of the Company shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Securities; and

          h. With respect to the Initial Closing Date, the Registration Statement covering the Registrable Securities shall continue to be effective, and with respect to each Additional Closing Date, each of the conditions set forth in Section 4(h) hereof shall have either been satisfied or waived by the Buyer.

          8.  GOVERNING LAW:  MISCELLANEOUS.

          a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

          b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

          f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

          g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

          j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          9. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

          (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

          (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

          (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:      COMPUTERIZED THERMAL IMAGING, INC.
              At its address at the head of this Agreement
              Attn: David B. Johnston, Chief Executive Officer
              Telephone No.: (503) 650-0119
              Telecopier No.: (503) 650-8551

BUYER:        At the address set forth on the signature page of this Agreement.

              with a copy to:

              Krieger & Prager, Esqs.
              319 Fifth Avenue
              New York, New York 10016

               Attn: Samuel Krieger, Esq.
               Telephone No.:  (212) 689-3322
               Telecopier No.  (212) 213-2077

ESCROW AGENT:  Krieger & Prager, Esqs.
               319 Fifth Avenue
               New York, New York 10016
               Attn: Samuel Krieger, Esq.
               Telephone No.:  (212) 689-3322
               Telecopier No.  (212) 213-2077

          10. LIMITATION ON LIABILITY. Anything herein or in the other Transaction Agreements to the contrary notwithstanding, the Company shall have no liability to the Buyer if the Registration Statement is not declared effective at any time prior to the Initial Closing Date; provided, however, if the Registration Statement is not declared effective within one hundred fifty
(150) days from the date hereof, Buyer shall not have any further obligations hereunder or under any of the other Transaction Agreements.

          11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

                            SIGNATURES FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed as of the date first above written.

                                    BUYER:


INITIAL PURCHASE PRICE OF SECURITIES:                  $______________________


-----------------------------       ------------------------------------
Address                             Printed Name of Subscriber

-----------------------------
                                    By:
Telecopier No.                         ---------------------------------
               --------------       (Signature of Authorized Person)

                                    ------------------------------------
                                    Printed Name and Title
-----------------------------
Jurisdiction of Incorporation
or Organization

As of the date first above written, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

COMPUTERIZED THERMAL IMAGING, INC.

By:
       ----------------------
Title:
       ----------------------